UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 26, 2010
THE TALBOTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (781) 749-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 8 — Other Events

Item 8.01 Other Events.
     As previously disclosed, on March 22, 2010, an affiliated group of hedge funds holding outstanding warrants (the “BPW Warrants”) to purchase shares of common stock of BPW Acquisition Corp. (“BPW”) filed an action captioned Pentwater Growth Fund, Ltd., et al. v. BPW Acquisition Corp., et al., C.A. No. 5367-VCS, in the Court of Chancery of the State of Delaware against BPW and The Talbots, Inc. (“Talbots”). The complaint alleges that BPW has breached the Warrant Agreement, dated as of February 26, 2008, by and between BPW and Mellon Investor Services, LLC, related to the BPW Warrants (the “Warrant Agreement”) and its implied covenant of good faith and fair dealing by proposing certain amendments to the Warrant Agreement. Specifically, the complaint challenges amendments proposed in the preliminary proxy statement filed by BPW with the Securities and Exchange Commission on March 16, 2010. On March 23, 2010, plaintiffs filed a motion for a temporary restraining order (“TRO”) seeking preliminary relief commensurate with their requested injunction. On March 26, 2010, the Court denied plaintiffs’ motion for a TRO. Ruling at the conclusion of the hearing on the motion, the Court found that none of the requirements for a TRO had been met.
Cautionary Statement and Certain Risk Factors to Consider
     In addition to the information set forth in this Form 8-K, you should carefully consider the risk factors and risks and uncertainties included in each of Talbots’ and BPW’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as in this Form 8-K below.
     This Form 8-K contains forward-looking information. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “look,” “believe,” “anticipate,” “outlook,” “will,” “would,” “should,” “potential,” or similar statements or variations of such terms. All of the information concerning Talbots’ or BPW’s outlook, future liquidity, future financial performance and results, future credit facilities and availability, future cash flows and cash needs, and other future financial performance or financial position, as well as assumptions underlying such information, constitute forward-looking information. Forward looking statements are based on a series of expectations, assumptions, estimates and projections about BPW and/or Talbots, are not guarantees of future results or performance, and involve substantial risks and uncertainty, including assumptions and projections concerning liquidity, internal plans, regular-price and markdown selling, operating cash flows, and credit availability for all forward periods. Business and forward-looking statements involve substantial known and unknown risks and uncertainties, including the following risks and uncertainties:

•	Talbots’ and BPW’s ability to satisfy the conditions to consummation of the contemplated transactions;
•	BPW’s and Talbots’ ability to obtain the necessary participation of BPW warrant holders in the exchange of BPW warrants for Talbots stock or warrants;
•	Talbots’ ability to satisfy the conditions to the $200 million credit commitment provided by GE or, failing that, to obtain sufficient alternative financing on a timely basis;
•	the availability of proceeds of the BPW trust account following any exercise by stockholders of their conversion rights and the incurrence of transaction expenses;
•	the continuing material impact of the deterioration in the U.S. economic environment over the past two years on Talbots’ business, continuing operations, liquidity, financing plans, and financial results, including substantial negative impact on consumer discretionary spending and consumer confidence, substantial loss of household wealth and savings, the disruption and significant tightening in the U.S. credit and lending markets, and potential long-term unemployment levels;
•	Talbots’ level of indebtedness and its ability to refinance or otherwise address its short-term debt maturities, including all Aeon short-term indebtedness due April 16, 2010, on the terms or in amounts needed to satisfy maturities and to address its longer-term liquidity and cash needs, as well as its working capital, strategic initiatives and other cash requirements;
•	any lack of sufficiency of available cash flows and other internal cash resources to satisfy all future operating needs and other Talbots cash requirements;
•	satisfaction of all borrowing conditions under all Aeon credit facilities including no events of default, accuracy of all representations and warranties, solvency conditions, absence of material adverse effect or change, and all other borrowing conditions;
•	risk of any default under Talbots’ Aeon credit facilities;
•	Talbots’ ability to achieve its 2009 financial plan for operating results, working capital, liquidity and cash flows;
•	risks associated with Talbots’ appointment of and transition to a new exclusive global merchandise buying agent and that the anticipated benefits and cost savings from this arrangement may not be realized or may take longer to realize than expected, and risk that upon any cessation of the relationship for any reason Talbots would be able to successfully transition to an internal or other external sourcing function;
•	Talbots’ ability to continue to purchase merchandise on open account purchase terms at existing or future expected levels and with extended payment of accounts payable and risk that suppliers could require earlier or immediate payment or other security due to any payment concern or timing;
•	risks and uncertainties in connection with any need to source merchandise from alternate vendors;

•	any disruption in Talbots’ supply of merchandise;
•	Talbots’ ability to successfully execute, fund, and achieve supply chain initiatives, anticipated lower inventory levels, cost reductions, and other initiatives;
•	the risk that anticipated benefits from the sale of the J. Jill brand business may not be realized or may take longer to realize than expected and the risk that estimated or anticipated costs, charges and liabilities to settle and complete the transition and exit from and disposal of the J. Jill brand business, including both retained obligations and contingent risk for assigned obligations, may materially differ from or be materially greater than anticipated;
•	Talbots’ ability to accurately estimate and forecast future regular-price and markdown selling, operating cash flows and other future financial results and financial position;
•	the success and customer acceptance of Talbots merchandise offerings;
•	future store closings and success of and necessary funding for closing underperforming stores;
•	risk of impairment of goodwill and other intangible and long-lived assets; and
•	the risk of continued compliance with NYSE continued listing conditions.
     All of the forward-looking statements are as of the date of this Form 8-K only. In each case, actual results may differ materially from such forward-looking information. Neither Talbots nor BPW can give any assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this Form 8-K or included in Talbots’ and/or BPW’s periodic reports filed with the Securities and Exchange Commission could materially and adversely affect Talbots’ and/or BPW’s continuing operations and Talbots’ and/or BPW’s future financial results, cash flows, prospects, and liquidity. Except as required by law, neither Talbots nor BPW undertakes or plans to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances affecting such forward-looking statements occurring after the date of this Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. Any public statements or disclosures by Talbots and BPW following this Form 8-K which modify or impact any of the forward-looking statements contained in this Form 8-K will be deemed to modify or supersede such statements in this Form 8-K.
Important Additional Information and Where to Find It
     This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote, consent or approval. Talbots has filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 containing a Prospectus/Proxy Statement/Information Statement regarding the proposed merger transaction between Talbots and BPW. The final Prospectus/Proxy

     Statement/Information Statement regarding the proposed merger transaction has been mailed to stockholders of Talbots and BPW. Talbots has also filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 containing a Prospectus/Offer to Exchange and other documents, as required, in connection with the warrant exchange offer. The Prospectus/Offer to Exchange and related offer documents have been mailed to warrantholders of BPW. Investors and security holders are urged to read the Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, any amendments or supplements thereto and any other relevant documents filed with the SEC when available carefully because they contain important information. Investors and security holders will be able to obtain free copies of the Registration Statements, the final Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, any amendments or supplements thereto and other documents filed with the SEC by Talbots and BPW through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements, the final Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, and any amendments or supplements thereto when they become available from Talbots by requesting them in writing at Investor Relations Department, One Talbots Drive, Hingham, MA 02043, or by telephone at (781) 741-4500. The documents filed by BPW may also be obtained by requesting them in writing to Doug McGovern at BPW Acquisition Corp., 767 Fifth Avenue, 5th Floor, NY, NY 10153, or by telephone at (212) 287-3200.
     The offer by Talbots to exchange all warrants exercisable for shares of BPW common stock for shares of Talbots common stock and warrants exercisable for shares of Talbots common stock, subject to the election and proration procedures set forth in the Prospectus/Offer to Exchange, will only be made pursuant to such Prospectus/Offer to Exchange, the letter of election and transmittal and other offer documents, as amended or supplemented. The warrant exchange offer is scheduled to expire at 12:00 midnight, New York City time, at the end of March 26, 2010, unless extended. If the offer is extended, Talbots will notify the exchange agent for the offer and issue a press release announcing the extension on or before 9:00 a.m. New York City time on the first business day following the date the exchange offer was scheduled to expire.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.
Dated: March 26, 2010	By:	/s/ Richard T. O’Connell, Jr.
		Name:	Richard T. O’Connell, Jr.
		Title:	Executive Vice President, Real Estate, Legal, Store Planning & Design and Construction, and Secretary